EXHIBIT 99.32

EVolve mortgage services (“Evolve”) executive Summary

FORWARD THINKING. SEAMLESS SOLUTIONS.

Executive Summary

Verus 2022-2

Dated: November 3, 2022

6136 Frisco Square Blvd. | Suite 350 | Frisco, TX 75034 P: 888.892.1843 | evolvemortgageservices.com

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EXECUTIVE SUMMARY

Overview

Evolve Mortgage Services (“Evolve”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (the “Loans”) originated by a lender and subsequently purchased by NQM Purchaser LLC (“Client”). The Review was conducted via imaged files provided by the lender or its designee for review. The Review results were conveyed to the Client by a Reliance Letter.

Sample size of the assets reviewed.

The final population of the Review covered 8 Residential loans, totaling an aggregate original principal balance of approximately $7,761,027. Evolve is not aware of the overall securitization population as other third-party review (“TPR”) firms may have reviewed loans within the overall securitization loan population.

Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for S&P Global Ratings and DBRS, Inc., the NRSROs identified in Item 3 of the ABS Due Diligence-15E.

Quality or integrity of information or data about the assets: review and methodology.

Evolve compared data fields on the bid tape provided by the Client and uploaded to the underwriting system to the data found in the Loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence or subsequently updated. Not all data elements were provided to Evolve on every loan within the securitization population. This comparison, when data was available, included the following data fields:

Amortization Type	Maturity Date	Property City
Appraised Value	Note Date	Property State
Doc Type	Occupancy	Property Street Address
DSCR	Original CLTV	Property Type
First Payment Date	Original Interest Rate	Property Zip
Index Type	Original Loan Amount	QM Status
Interest Only	Original LTV	Qualifying Credit Score
Lien Position	Original P&I	Qualifying DTI
Loan Purpose	Original Term	Sales Price
Margin	Prepayment Penalty	Self-Employment Flag
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Additional information about the data integrity review is included below.

Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Evolve reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Evolve. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Scope

Credit Application: For the Credit Application, Evolve verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Evolve’s review includes confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, Evolve: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Evolve determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation is used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: Evolve assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Evolve completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by Evolve. During the course of this review, Evolve (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

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DU/LP Review: When provided and appropriate, Evolve verified that DU findings included an approved/eligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: Evolve confirmed that the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, Evolve confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Evolve reviewed the fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Evolve conditioned the mortgage loan for the missing fraud report product.

If a report was present, Evolve reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, Evolve confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: Evolve’s review includes a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: Evolve also reviews the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Additionally, Evolve verifies (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

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Valuation Scope

Evolve’s review includes a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Evolve’s review includes verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Evolve’s review (i) analyzes the relative comparable data (gross and net adjustments, sale dates, and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirms the property value and square footage of the subject property was bracketed by comparable properties, (iii) verifies that comparable properties used are similar in size, style, and location to the subject, and (iv) checks for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Evolve’s review includes (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to Evolve or if it was not directly accessible that another valuation product that was directly accessible to Evolve was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, Evolve confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, Evolve created an exception.

Third-Party Valuation Review

Loans with a CU Score in excess of 2.5 or where a CU Score is not available, require a third-party valuation report (such as a Desk Review) unless there are two appraisals in file. The third-party valuation report is reviewed for accuracy (address, property type, characteristics etc.) and the review value should be within 10% of the appraised value to allow the appraised value to be used to determine LTV/CLTV. In the event that the review value does not support the appraisal value, the Client may provide an additional review value.

Loans with a Property Inspection Waiver (“PIW”) require a third-party valuation product to support the stated value within 10%.

Evolve will review the values provided and grade the loan in accordance with the Rating Agency criteria for S&P Global Ratings and DBRS, Inc., the NRSROs identified in Item 3 of the ABS Due Diligence-15E.

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Data Integrity

Evolve compares data fields on the bid tape provided by the Client to the data found in the Loan file as captured during the Review.

Compliance Scope

Please be advised that Evolve did not make a determination as to whether the mortgage loans complied with federal, state, or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Evolve are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Evolve is relying in reaching such findings.

Please be further advised that Evolve does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Evolve do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Evolve. Information contained in any Evolve report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Evolve to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Evolve are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Evolve does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by Evolve.

Evolve reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I)    Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

I.	failure to provide the right of rescission notice;

II.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

III.	errors in the right of rescission notice;

IV.	failure to provide the correct form of right of rescission notice;

V.	failure to provide the three (3) business day rescission period; and

VI.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

I.	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

II.	proper execution by all required parties;
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III.	principal and interest calculations, and proper completion of the interest rate and payment summary; and

IV.	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

I.	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

II.	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

I.	points and fees threshold test;

II.	APR threshold test;

III.	prepayment penalty test; and

IV.	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

I.	APR threshold test; and

II.	compliance with the escrow account and appraisal requirements;

(II)	Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made, and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III)	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions;

(VI)	Document Review

Evolve reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Sales contract;
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■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by Evolve. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, Evolve reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, Evolve’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
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c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i.	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii.	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Ability to Repay (“ATR”) / Qualified Mortgage (“QM”) Analysis pursuant to Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43 (the “ATR/QM Rule”):

Evolve reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation, the different types of which are as follows:

•	Exempt from ATR/QM Rule

•	Non-QM Loans

•	Temporary QM Safe Harbor (“SH”)

•	Temporary QM Rebuttable Presumption

•	QM Safe Harbor (Classic)

•	QM Rebuttable Presumption (Classic)

•	Safe Harbor QM (APOR)

•	Higher-Priced QM (APOR)

•	QM (Other Agencies)

•	Temporary Balloon QM

•	Balloon-Payment QM Loan Made By Certain Creditors

•	Verification Safe Harbor (VSH) – Client must provide the VSH indicator and manual(s) relied upon.

General Ability to Repay Requirements

Evolve incorporates checkpoints for the ATR’s eight verification steps for any origination QC work in accordance with 12 CFR 1026.43 (c). Any transaction that is being tested for QM may also be screened for ATR if the QM testing fails or the loan is exempt from QM.

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As a part of any ATR check, Evolve is required to verify all information within the scope of the eight verification steps before an ATR loan can pass:

•	Income and assets

•	Current employment status

•	Monthly qualifying mortgage payment for the proposed loan

•	Monthly qualifying mortgage payment for the simultaneous loan

•	Monthly payment on the same property for payments for taxes, insurance and HOA, etc.

•	Debts, alimony and child support

•	Qualifying monthly DTI and residual income

•	Credit history

If Evolve verifies these criteria, confirms these criteria with the representations made by the lender, and if there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of these areas, the loan will fail the ATR test.

ATR results will be reported as ATR-Pass, ATR-Fail or ATR-Exempt. This reporting is in addition to the existing credit and compliance related reporting by Evolve.

Qualified Mortgage

For QM-designated loans, Evolve reviews the loan to determine whether, based on available information in the loan file, the loan falls within the scope of the ATR/QM Rule, and if within scope, Evolve reviews whether, as applicable: (i) the loan contains any loan features or terms that would prohibit it from receiving a QM designation (e.g., an interest-only feature, negative amortization), (ii) the “points and fees” exceed the applicable QM threshold; (iii) the APR equals or exceeds the APOR as of the date the interest rate is set by the applicable price-based threshold; (iv) the consumer’s current or reasonably expected income or assets, and debt obligations, alimony, child support, and monthly debt-to-income ratio or residual income were considered; (v) the income and assets relied upon for repayment, and debt obligations, alimony, and child support were verified and documented, including compliance with the Verification Safe Harbor, as applicable; and (vi) the monthly payment used was based on the maximum rate during the first five (5) years, used a payment schedule that fully amortized the loan over the loan term, and took into account all mortgage-related obligations. This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate third-party records for each source.

If Client received the application for the loan in question on or after March 1, 2021, but before October 1, 2022, Evolve evaluates possible pathways a QM designation by complying with: (1) the revised, priced-based General QM loan definition, effective March 1, 2021 (i.e., Safe Harbor QM (APOR), Higher Priced QM (APOR)); (2) the original, total monthly debt to total monthly income (DTI)-based General QM loan definition (QM Safe Harbor (Classic), QM Rebuttable Presumption (Classic)); or (3) for applications dated between March 1, 2021 and June 30, 2021 (see Freddie Mac Bulletin 2021-19 and Fannie Mae LL-2021-11)1, the “GSE Patch” under former § 1026.43(e)(4)(ii)(A) as provided under Comment 43(e)(4)-2 (or a later application date to the extent the GSEs revise the applicable guidance at a later date to permit purchase of GSE Patch loans with later application dates). For such DTI-based QMs, Evolve also reviews, as applicable, whether: (i) the creditor considered and verified income or assets at or before consummation, (ii) the creditor appropriately considered debt obligations, alimony and child support, and (iii) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z in effect prior to March 1, 2021).

1 Pursuant to certain, recent amendments, namely the addition of Section 5.14(c) to the GSEs’ senior preferred stock purchase agreement (“PSPA”) with the U.S. Department of Treasury, the PSPA requires that the GSEs purchase loans meeting the revised General QM loan definition under the General QM Final Rule issued on December 10, 2020. Accordingly, the GSEs may purchase GSE Patch loans that only (1) have application dates on or before June 30, 2021, and (2) are purchased as whole loans on or before August 31, 2021, or in MBS pools with an issue date on or before August 1, 2021. However, an exception exists -- single-closing construction-to-permanent loans with application dates prior to July 1, 2021, that meet the GSE Patch (and do not meet the revised General QM definition) can be purchased or securitized on or before February 28, 2022.

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Based upon a loan originator’s designation of a particular mortgage loan transaction pursuant to one of Evolve’s designations under the ATR/QM Rule above, Evolve reviews the subject loan for compliance with the applicable ATR/QM Rule. Evolve then determines the loan’s status under the version of the ATR/QM Rule based on the loan’s application date and assign a due diligence loan designation. Generally, Evolve reports any discrepancy between the designation determined by Evolve’s review and the designation indicated by the loan originator (or if there was no designation).

General Ability to Repay

Except for the refinancing of a non-standard mortgage, a QM loan, and a balloon-payment QM made by certain creditors, as provided in 12 C.F.R. § 1026.43(d), (e) and (f), Evolve then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation.

Evolve reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, other than the value of the dwelling, including any real property attached to the dwelling, that secures the loan; (ii) if the creditor relies on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment on the covered transaction; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on the full recalculation of income and debts, as well as the third-party records reasonably relied upon to support each item used in the originator’s determination of the ability to repay.

Notwithstanding the foregoing, Seller is exempt from the Ability to Repay Rule (including the revised QM definition) pursuant to 12 CFR 1026.43(a)(3)(iv)(A) if it is designated as a Community Development Financial Institution.

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FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by Evolve. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, Evolve implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. Evolve worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While Evolve continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. Evolve has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per Evolve’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that Evolve has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by Evolve will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Evolve reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
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viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

Evolve reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

■	Loan Estimates;
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■	Closing Disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

APPLICATIONS RECEIVED PRIOR TO MARCH 1, 2021

The CFPB amended the definition of a general QM under 12 C.F.R. § 1026.43(e)(2) to be based on the loan’s APR, rather than DTI, for applications received on or after March 1, 2021 (the “Revised General QM Loan Definition”). The mandatory compliance date for the Revised General QM Loan Definition is for applications received on or after October 1, 2022. For loan applications received prior to March 1, 2021, Evolve evaluates a loan based on the version of the ATR / QM rule in effect on the date of the creditor’s receipt of the application, which means that the price-based QM designation (i.e., Safe Harbor QM (APOR), Higher Priced QM (APOR)) will be unavailable.

Evolve evaluates:

a.	If applicable, whether the loan complied with the requirements for refinancing a non-standard mortgage into a standard mortgage (12 C.F.R. § 1026.43(d));

b.	Whether the loan in question meets any one of the QM categories below (12 C.F.R. § 1026.43(e)), as applicable :

1.	Safe Harbor QM (Classic), using the DTI-based General QM loan definition, as determined by the standards in Appendix Q;
2.	Rebuttable Presumption QM (Classic), using the DTI-based General QM loan definition, as determined by the standards in Appendix Q;
3.	Temporary GSE QM (“GSE Patch”) loan;
4.	U.S. Department of Housing and Urban Development (“HUD”) QM, as separately defined by HUD (24 C.F.R. § 201 et seq.; 24 C.F.R. § 203 et seq.);
5.	U.S. Department of Veterans Affairs (“VA”) QM, as separately defined by the VA (38 C.F.R. § 36.4300; 38 C.F.R. § 36.4500);
6.	U.S. Department of Agriculture (“USDA”) QM;
7.	Rural Housing Service QM; and
8.	Temporary Balloon QM Loans.
c.	If applicable, whether the loan complied with the requirements for balloon-payment qualified mortgages made by certain creditors (12 C.F.R. § 1026.43(f)).

d.	If the loan cannot be categorized under any one of the QM categories, above, Evolve applies the ATR underwriting standards (12 C.F.R. § 1026.43(c)).

APPLICATIONS RECEIVED ON OR AFTER MARCH 1, 2021, BUT BEFORE OCTOBER 1, 2022

If applicable, Evolve evaluates:

a.	If applicable, whether the loan complied with the requirements for refinancing a non-standard mortgage into a standard mortgage (12 C.F.R. § 1026.43(d));

b.	Whether the loan in question meets any one of the QM categories below (12 C.F.R. § 1026.43(e)):

1.	Safe Harbor QM (Classic), using the DTI-based General QM loan definition, as determined by the standards in Appendix Q, or Safe Harbor QM (APOR) using the Revised General QM Loan Definition, effective March 1, 2021;

2.	Rebuttable Presumption QM (Classic), using the DTI-based General QM loan definition, as determined by the standards in Appendix Q, or Higher Priced QM (APOR) using the Revised General QM Loan Definition, effective March 1, 2021;

3.	For applications dated March 1, 2021, to June 30, 2021, Temporary GSE QM (“GSE Patch”) loans pursuant to 12 C.F.R. § 1026.43(e)(4), as it was in effect prior to March 1, 2021, which has been made compliant pursuant to Comment 43(e)(4)-2, unless the applicable GSE exits conservatorship or receivership at any time before October 1, 2022, in which case, the GSE Patch shall not apply. For applications dated July 1, 2021, through September 30, 2022, Temporary GSE QM (“GSE Patch”) loan only to the extent the GSEs revise the guidance provided in Freddie Mac Bulletin 2021-19 and Fannie Mae LL-2021-11 to provide that they will begin purchasing such loans pursuant to Comment 43(e)(4)-2, unless the applicable GSE exits conservatorship or receivership at any time before October 1, 2022, in which case, the GSE Patch shall not apply ;
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4.	U.S. Department of Housing and Urban Development (“HUD”) QM, as separately defined by HUD (24 C.F.R. § 201 et seq.; 24 C.F.R. § 203 et seq.);

5.	U.S. Department of Veterans Affairs (“VA”) QM, as separately defined by the VA (38 C.F.R. § 36.4300; 38 C.F.R. § 36.4500);

6.	U.S. Department of Agriculture (“USDA”) QM;

7.	Rural Housing Service QM; and

8.	Temporary Balloon QM Loans;

c.	If applicable, whether the loan complied with the requirements for balloon-payment qualified mortgages made by certain creditors (12 C.F.R. § 1026.43(f)).

d.	If the loan cannot be categorized under any one of the QM categories, above, Evolve applies the ATR underwriting standards (12 C.F.R. § 1026.43(c)).

APPLICATIONS RECEIVED ON OR AFTER OCTOBER 1, 2022

If applicable, Evolve evaluates:

a.	If applicable, whether the loan complied with the requirements for refinancing a non-n-standard mortgage into a standard mortgage (12 C.F.R. § 1026.43(d));

b.	Whether the loan in question meets any one of the QM categories below (12 C.F.R. § 1026.43(e):

1.	Safe Harbor QM (APOR), using only the Revised General QM Loan Definition, effective March 1, 2021;

2.	Higher Priced QM (APOR), using only the Revised General QM Loan Definition, effective March 1, 2021;

3.	U.S. Department of Housing and Urban Development (“HUD”) QM, as separately defined by HUD (24 C.F.R. § 201 et seq.; 24 C.F.R. § 203 et seq.);

4.	U.S. Department of Veterans Affairs (“VA”) QM, as separately defined by the VA (38 C.F.R. § 36.4300; 38 C.F.R. § 36.4500);

5.	U.S. Department of Agriculture (“USDA”) QM; and

6.	Rural Housing Service QM;

c.	If applicable, whether the loan complied with the requirements for balloon-payment qualified mortgages made by certain creditors (12 C.F.R. § 1026.43(f)).

d.	If the loan cannot be categorized under any one of the QM categories, above, Evolve applies the ATR underwriting standards (12 C.F.R. § 1026.43(c)).

Although Evolve reviews loans to determine their compliance with the ATR/QM Rule, such reviews and evaluations are not to be construed as Evolve rendering an independent assessment or opinion and warranting or representing that a loan will be deemed to conform to any one of the QM categories described above based on any additional or revised factors that may be considered by legislative, regulatory, administrative, or judicial authorities (“Authorities”). Evolve does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the QM status of a loan. Evolve’s review is limited to the information contained in the loan file at the time it is provided by Client to Evolve for review and only reflects information as of that point in time.

Additional Notes to the ATR/QM Review

The creditor (or client, as the case may be,) must provide written policies and procedures and related documentation such as underwriter worksheets in order for Evolve to review loans under the Revised QM Rules, and in particular, with regard to the “consider” and “verify” requirements. Further, if the creditor (or client, as the case may be) intends to use the verification safe harbor, its written policies and procedures must specify the precise agency handbook(s) that it is relying on with specific references to the particular provisions addressing income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support—as well as the specific date(s) of the agency handbook(s) issuance, publication or revision. In addition, Evolve is not responsible for determining whether revised versions of the manuals listed above are “substantially similar” for purposes of the verification safe harbor; such a determination of the sole responsibility of the creditor (or client, as the case may be).

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Due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Evolve review the creditor’s (or client’s, as the case may be) (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures, worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

Evolve confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Evolve reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

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Exhibit C: Loan Review Scope – Business Purpose

Document Review

For each Loan, Evolve reviewed the Loan File and verified whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h)title/preliminary title, (i) mortgage/ deed of trust, G) note, (k) certificate of business purpose / non-owner occupancy, (1) articles of incorporation, if applicable, (m) operating agreement, (n) background check and (o) leases.

Credit Review

The credit review focused on the borrower’s experience in property management, credit profile, and adherence to guidelines. The borrower’s assets were analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines were all assessed during the review. An income calculation was not be performed though the presence of income documentation if required by the guidelines was noted.

Credit Application

For the Credit Application, Evolve verified whether (a) the application is signed by all listed borrowers, (b) the application was substantially filled out, (c) all known borrower-owned properties were disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report

Evolve verified (a) a credit report was present for each borrower/ guarantor, (b) noted and researched the Real Estate Owned and fraud alerts, (c) and gathered data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verified that the public records listed were disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Borrowing Entity

Evolve verified the borrowing entity, if not an individual, was properly documented. In addition, Evolve verified if the business entity was a US or foreign entity and if the individual signing the loan documentation had the appropriate authority. Distinction was made between guarantors and principals, individuals and business entities.

Property Income

Evolve determined whether all applicable supporting documentation as required by the guidelines was present in the file. No traditional borrower DTI ratios was calculated but instead a “Property DTI” was calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Asset Review

Evolve assessed whether the asset documentation required by the guidelines was present in the file. Evolve verifyied that assets presented supported the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

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Insurance

Evolve (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance met the minimum required amount of coverage in the guidelines, (c) confirmed that the flood cert was for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirmed that flood insurance met guideline requirements in the file and met the minimum required amount of coverage.

Title

Evolve verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower, and review the title commitment. Evolve also reviewed, as applicable, confirmed that the final title policy, endorsements, lien position, type of ownership, and property tax review conformed to the guidelines provided by Client.

Fraud / Criminal Background

To the extent potentially fraudulent activity was identified as part of the document review, such information was reported to Client. In addition, Evolve looked for an independent, third party fraud report and background check in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

Valuation Review

Evolve’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. Evolve’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Evolve’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Evolve’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property was legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property was in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to Evolve or if it was not directly accessible that another valuation product that was directly accessible to Evolve was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, Evolve confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, Evolve created an exception.

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Third-Party Valuation Review

Loans with a CU Score in excess of 2.5 or where a CU Score was not available, require a third-party valuation report (such as a Desk Review) unless there were two appraisals in file. The third-party valuation report was reviewed for accuracy (address, property type, characteristics etc.) and the review value should be within 10% of the appraised value to allow the appraised value to be used to determine LTV/CLTV. In the event that the review value did not support the appraisal value, the Client may have provided an additional review value.

Loans with a Property Inspection Waiver (“PIW”) required a third-party valuation product to support the stated value within 10%.

Evolve reviewed the values provided and grade the loan in accordance with the Rating Agency criteria in accordance with Exhibit D herein.

Limited Non-Owner Occupancy Certification Review

Evolve reviewed documentation present in the file to support the borrower claim that the property was non-owner occupied.

Review procedures included:

•	Appraisal reports were reviewed in order to determine property type was consistent with underwritten type, as well as evaluated for evidence/indication of either owner or tenant occupancy.

•	Final Form 1003/Loan application was reviewed to ensure that the subject property listed was consistent with the subject property, and that the listed residence for the Individual(s) was an address other than the subject property.

•	Certification of Non-Owner Occupancy and Indemnity was reviewed for presence of a completed Primary Residence address, verified that the handwritten Primary Residence address differed from the subject property address, and was signed/dated as required.

•	The Primary Residence address(es) listed were compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

•	Reviewed additional items for confirmation of non-owner occupancy possibly including:

○	That the credit report address was different than the subject property

○	There was a lease in place if the loan is a refinance

○	There was landlord insurance on the property

Debt Service Coverage Ratio (DSCR)

•	Calculated DSCR as required by the guidelines

Data Collection

Evolve compared data fields on the bid tape provided by the client to the data found in the actual file as captured by Evolve. All material discrepancies was noted.

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Exhibit E: Designations Under ATR/QM Rule

•   Exempt from ATR/QM Rule: The loan is: (1) not subject to the Truth-in-Lending Act and Regulation Z; (2) extended primarily for business, commercial or agricultural purposes; (3) a HELOC; (4) made by an organization that is exempt under the ATR/QM Rule; (5) a mortgage secured by a consumer’s interest in a timeshare plan; (6) a reverse mortgage; (7) a temporary or “bridge” loan with a term of 12 months or less; (8) a construction phase of 12 months or less of a construction-to-permanent loan; or (9) a cash-out refinance agency investment loan in which the proceeds are primarily2 NOT for personal use, as certified by the Client.

•   Non-QM Loans: Any loan that does not meet the definition of a QM loan, including, but not limited to, a loan having any or some of the following features: (1) interest-only; (2) negative amortization; (3) deferment of principal, except for balloon-payment qualified mortgages made by certain creditors; (4) balloon payment, except for balloon-payment qualified mortgages made by certain creditors; (5) loan term exceeds 30 years; and/or (6) total points and fees exceed thresholds specified in 12 C.F.R. § 1026.43(e)(3).

•   Temporary QM Safe Harbor (“SH”): Also known as the GSE Patch. These loans (1) comply with the same loan-feature prohibitions and points-and-fees limits as General QM loans; (2) generally, are a first-lien mortgage with an annual percentage rate (APR) that exceeds the average prime offer rate (APOR) for a comparable transaction as of the date the interest rate is set by less than 1.5 percentage points; or a subordinate-lien transaction with an APR that exceeds APOR for a comparable transaction as of the date the interest rate is set by less than 3.5 percentage points; and (3) are eligible to be purchased or guaranteed by Fannie Mae or Freddie Mac while under the conservatorship of the FHFA. A creditor making a Temporary QM SH loan is entitled to the conclusive presumption that it has complied with the ATR/QM Rule. This category of loans will no longer be available on October 1, 2022, or the date the applicable GSE exits conservatorship, whichever comes first. See Footnotes 1 and 2 of Addendum.

•   Temporary QM Rebuttable Presumption: Also known as the GSE Patch. These loans (1) comply with the same loan-feature prohibitions and points-and-fees limits as General QM loans; (2) generally, are a first-lien mortgage with an APR that exceeds the APOR for a comparable transaction as of the date the interest rate is set by 1.5 or more percentage points; or a subordinate-lien transaction with an APR that exceeds APOR for a comparable transaction as of the date the interest rate is set by 3.5 or more percentage points; and (3) are eligible to be purchased or guaranteed by Fannie Mae or Freddie Mac while under the conservatorship of the FHFA. A creditor making a Temporary QM Rebuttable Presumption loan is entitled to the rebuttable presumption that it has complied with the ATR/QM Rule. This category of loans will no longer be available on October 1, 2022, or the date the applicable GSE exits conservatorship, whichever comes first. See Footnotes 1 and 2 of Addendum.

•   QM Safe Harbor (Classic): These loans (1) comply with the original General QM definition, which includes the 43% debt-to-income (“DTI”) limit and the use of Appendix Q to calculate, consider and verify debt and income for purposes of determining a consumer’s DTI ratio. In addition, among other factors, a QM Safe Harbor (Classic) loan is generally a first-lien mortgage with an APR that exceeds the APOR for a comparable transaction as of the date the interest rate is set by less than 1.5 percentage points; or a subordinate-lien transaction with an APR that exceeds APOR for a comparable transaction as of the date the interest rate is set by less than 3.5 percentage points. A creditor making a QM Safe Harbor (Classic) loan is entitled to the conclusive presumption that it has complied with the ATR/QM Rule.

•   QM Rebuttable Presumption (Classic): These loans (1) comply with the original General QM definition, which includes the 43% debt-to-income (“DTI”) limit and the use of Appendix Q to calculate, consider and verify debt and income for purposes of determining a consumer’s DTI ratio. In addition, among other factors, a QM Safe Harbor (Classic) loan is generally a first-lien mortgage with an APR that exceeds the APOR for a comparable transaction as of the date the interest rate is set by 1.5 or more percentage points; or a subordinate-lien transaction with an APR that exceeds APOR for a comparable transaction as of the date the interest rate is set by 3.5 or more percentage points. A creditor making a QM Rebuttable Presumption (Classic) loan is entitled to the rebuttable presumption that it has complied with the ATR/QM Rule.

2 One interpretation of this term is 50% of the proceeds.

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•   Safe Harbor QM (APOR): These loans (1) comply with the Revised General QM Loan Definition pursuant to the General QM Final Rule3, issued by the CFPB on December 10, 2020, which replaces the 43% debt-to-income (“DTI”) limit and the use of Appendix Q with a price-based approach. Under the price-based approach, a loan meets the Revised General QM Loan Definition only if the APR exceeds the APOR for a comparable transaction by less than the applicable threshold set forth in the General QM Final Rule as of the date the interest rate is set. Generally, this threshold is 2.25 percentage points for first-lien loans and 3.5 percentage points for subordinate lien loans. The General QM Final Rule provides higher thresholds for loans with smaller loan amounts, for certain manufactured housing loans, and for subordinate-lien transactions. In addition, among other factors, a Safe Harbor QM (APOR) loan is a first-lien mortgage that meets the Revised General QM Loan Definition and has an APR that exceeds the APOR for a comparable transaction as of the date the interest rate is set by less than 1.5 percentage points; or a subordinate-lien transaction with an APR that exceeds APOR for a comparable transaction as of the date the interest rate is set by less than 3.5 percentage points. A creditor making a Safe Harbor QM (APOR) loan is entitled to the conclusive presumption that it has complied with the ATR/QM Rule.

•   For Revised QM Rules: “Consider” and Verify” Requirements: In lieu of underwriting to Appendix Q, the Revised QM rule requires that the creditor consider the consumer’s current or reasonably expected income or assets other than the value of the dwelling (including any real property attached to the dwelling) that secures the loan, debt obligations, alimony, child support, and DTI ratio or residual income. The Revised QM Rules also requires the creditor to verify the consumer’s current or reasonably expected income or assets other than the value of the dwelling (including any real property attached to the dwelling) that secures the loan and the consumer’s current debt obligations, alimony, and child support. Evolve will determine whether Creditor has met these “consider” and “verify” requirements.

•	Consider Requirement: To ensure that the “consider” requirement has been met, Evolve will test, among other things, whether creditors have “considered” either the consumer’s monthly residual income or DTI. The CFPB imposes no bright-line DTI limits or residual income thresholds. As part of the “consider” requirement, Evolve will review the (i) creditor’s policies and procedures provided by client for how the creditor takes into account the underwriting factors enumerated above, and (ii) the documentation retained by creditor, such as an underwriting worksheet or a final automated underwriting system certification, showing how the creditor took these factors into account in its ability-to-repay determination.

•	Verify Requirement: The Revised QM Rules does not prescribe specific methods of underwriting that a creditor must use, as long as the creditor uses third-party records that provide reasonably reliable evidence of the consumer’s income or assets. The Revised QM Rules provides a “safe harbor” to creditors using verification standards from relevant provisions from Fannie Mae’s Single Family Selling Guide, Freddie Mac’s Single-Family Seller/Servicer Guide, FHA’s Single Family Housing Policy Handbook, the VA’s Lenders Handbook, and the Field Office Handbook for the Direct Single Family Housing Program and Handbook for the Single Family Guaranteed Loan Program of the USDA. Under the Revised QM Rules, a creditor is deemed to have complied with this “verify” requirement if it complies with the verification standards in one or more of these following agency manuals cited below.

•	Note Regarding “Consider” and Verify” Requirements: Due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Evolve will review the creditor’s (or client’s, as the case may be) (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures, worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

3 85 FR 86308 (Dec. 29, 2020), mandatory compliance date delayed by 86 FR 22844 (Apr. 30, 2021).

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•   Higher-Priced QM (APOR): These loans (1) comply with the Revised General QM Loan Definition, which replaces the 43% debt-to-income (“DTI”) limit and the use of Appendix Q with a price-based approach. Under the price-based approach, a loan meets the Revised General QM Loan Definition only if the APR exceeds the APOR for a comparable transaction by less than the applicable threshold set forth in the General QM Final Rule as of the date the interest rate is set. Generally, this threshold is 2.25 percentage points for first-lien loans and 3.5 percentage points for subordinate lien loans. The General QM Final Rule provides higher thresholds for loans with smaller loan amounts, for certain manufactured housing loans, and for subordinate-lien transactions. In addition, among other factors, a Higher-Priced QM (APOR) loan is a first-lien mortgage that meets the new General QM definition and has an APR that exceeds the APOR for a comparable transaction as of the date the interest rate is set by 1.5 or more percentage points; or a subordinate-lien transaction with an APR that exceeds APOR for a comparable transaction as of the date the interest rate is set by 3.5 or more percentage points. A creditor making a Higher-Priced QM (APOR) loan is entitled to the rebuttable presumption that it has complied with the ATR/QM Rule.

•   QM (Other Agencies): A loan defined as a QM loan by the U.S. Department of Housing and Urban Development (“HUD”), the U.S. Department of Veterans Affairs (“VA”), or the U.S. Department of Agriculture (“USDA”).

•   Small Creditor Portfolio QM Loan: A loan that meets the requirements under 12 C.F.R. § 1026.43(e)(5).

•   Temporary Balloon QM: A loan that meets the requirements under 12 C.F.R. § 1026.43(e)(6).

•   Balloon-Payment QM Loan Made By Certain Creditors: A loan that meets the requirements under 12 C.F.R. § 1026.43(f).

•   Seasoned QM Loan: This is a new category of a QM under the Seasoned QM Final Rule, issued by the CFPB on December 10, 2020, and published in the Federal Register on December 29, 2020, at 85 FR 86402. A first-lien, fixed rate residential mortgage loan is a Seasoned QM and receives a safe harbor from liability under the ATR/QM Rule if the loan satisfies certain product restrictions, does not exceed a points-and-fees limit (generally, 3%), satisfies underwriting requirements, is held in portfolio until the end of the seasoning period (subject to certain enumerated exceptions), and meets certain performance standards at the end of the seasoning period. Some of the restrictions include that the loan has regular, substantially equal periodic payments that are fully amortizing, does not allow negative amortization, and does not have a balloon payment. Also, the loan term does not exceed 30 years, and the loan is not a high-cost loan under 12 C.F.R. § 1026.32(a). A loan made by any creditor, regardless of size, is eligible to become a Seasoned QM if at the end of the seasoning period it meets the requirements in the Seasoned QM Final Rule. Loans that satisfy another QM definition at consummation also can be Seasoned QM loans, as long as the requirements for Seasoned QMs are met. Note that the CFPB issued a statement in February 2021 that it is considering revisiting the Seasoned QM Final Rule.4

4 Specifically, the CFPB stated that, “[t]he Bureau is considering whether to initiate a rulemaking to revisit the Seasoned QM Final Rule. If the Bureau decides to do so, it expects that it will consider in that rulemaking whether any potential final rule revoking or amending the Seasoned QM Final Rule should affect covered transactions for which an application was received during the period from March 1, 2021, until the effective date of such a final rule.” https://www.consumerfinance.gov/documents/9505/cfpb_qm-statement_2021-02.pdf.

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Verification Safe Harbor (VSH): Based on a prescribed list of specific external verification standards, the General QM Final Rule has established a safe harbor for compliance with these standards. The General QM Final Rule sets forth the specific provisions and versions of these manuals that creditors must use to obtain a safe harbor, and notes a creditor also obtains a safe harbor if it complies with revised versions of the manuals listed in the General QM Rule, provided that the two versions are substantially similar. (Evaluating whether the revised versions are “substantially similar” to the corresponding, identified manual is outside the scope of Evolve’s review.) A creditor need only comply with requirements in the manuals to verify income, assets, debt obligations, alimony and child support using specified reasonably reliable third-party documents or to include or exclude particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support. If a creditor satisfies the verification standards in one or more specified manuals, the creditor has a safe harbor for compliance with the verification requirement in the revised General QM definition. 5Accordingly, a creditor complies with the Verification Safe Harbor requirements if it complies with verification standards in one or more of the following manuals:

A.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

B.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020 (the guides specified in bullets A and B, the “June 2020 GSE Guides”);

C.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

D.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

E.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019;

F.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020 (the guides specified in bullets A thru f, the “Other Enumerated Guides”). and

G.	The Revised QM Rule permits the creditor to “mix and match” verification standards from different agency manuals. Evolve will test the creditor’s “verification” of third- party records in instances when the creditor either uses (i) its own procedures or alternatively, (ii) the verification standards of one or more of the agency handbooks listed above.

5 In November of 2021, an industry round table convened by the Structured Finance Association published guidance regarding the Verification Safe Harbor requirements. Evolve will adopt this framework. Specifically, lenders will be asked to provide the VSH indicator as well as the determination method used. Evolve will report whether a loan falls under one of the following categories based on the guidance by the lender: Option 1 – VSH via reference to the June 2020 GSE Guides, Option 2 - VSH via reference to a subsequent guide which is substantially similar to one of the June 202 GSE Guides, Option 3 – VSH via a proprietary guide provided by the lender which complies with the verification standards in the Other Enumerated Guides. See SFA Approach to TPR Reviews for Verification Safe Harbor under General QM Rule, November 2021, https://structuredfinance.org/wp-content/uploads/2021/11/SFA-TPR-Scope-of-Review-for-QM-VSH-Scope-of-Review-FINAL.pdf

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSROs criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E, S&P Global Ratings and DBRS, Inc.

Compliance Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	8	100.00%	8	100.00%
Total	8	100.00%	8	100.00%

Credit Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	7	87.50%	7	87.50%
B	1	12.50%	1	12.50%
Total	8	100.00%	8	100.00%

Property Valuation Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	8	100.00%	8	100.00%
Total	8	100.00%	8	100.00%

Overall Results Summary

NRSRO Grade	DBRS		S&P
	# Loans	% of Loans	# Loans	% of Loans
A	7	87.50%	7	87.50%
B	1	12.50%	1	12.50%
Total	8	100.00%	8	100.00%
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Data Results Summary

Within the mortgage loans reviewed, Evolve noted the following data deltas across data fields.

Field Label	# Loans with Discrepancy	Total Time Compared	% Variance
Maturity Date	8	8	100.00%
Note Date	8	8	100.00%
Property Type	1	8	12.50%
QM Status	8	8	100.00%
Qualifying Credit Score	1	8	12.50%
Qualifying DTI	1	8	12.50%
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